Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CareScience, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kurt Palek, Controller and Treasurer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kurt Palek
Kurt Palek
Controller and Treasurer
August 7, 2003

A signed original of this written statement required by Section 906 has been provided to CareScience, Inc. and will be retained by CareScience, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.